                                                                    EXHIBIT 99.1

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-E

                              RMBS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[1,004,442,900] (APPROXIMATE)
                                  MLCC 2003-E
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

AUGUST 7, 2003

Recipients must read the information contain in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the computational materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the prospectus and prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-E

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the superseded by the information set forth in the Prospectus and Prospectus Supplement.

MLCC 2003-E NAS IO NOTIONAL SCHEDULE
FIXED COUPON OF 1.00%

Date         Notional Balance
09/25/03      973,305,000.00        1     811087.5
10/25/03      937,886,467.60        2     781572.1
11/25/03      903,716,858.67        3     753097.4
12/25/03      870,752,133.86        4     725626.8
01/25/04      838,949,806.69        5     699124.8
02/25/04      808,268,888.87        6     673557.4
03/25/04      778,669,837.40        7     648891.5
04/25/04      750,114,503.67        8     625095.4
05/25/04      722,566,084.24        9     602138.4
06/25/04      695,989,073.43       10     579990.9
07/25/04      670,349,217.57       11     558624.3
08/25/04      645,613,470.83       12     538011.2
09/25/04      621,749,952.63       13       518125
10/25/04      598,727,906.56       14     498939.9
11/25/04      576,517,660.76       15     480431.4
12/25/04      555,090,589.63       16     462575.5
01/25/05      534,419,076.98       17     445349.2
02/25/05      514,476,480.39       18     428730.4
03/25/05      495,237,096.94       19     412697.6
04/25/05      476,676,130.01       20     397230.1
05/25/05      458,769,657.38       21       382308
06/25/05      442,043,589.01       22     368369.7
07/25/05      425,916,992.18       23     354930.8
08/25/05      410,368,557.75       24     341973.8
09/25/05      395,377,730.98       25     329481.4
10/25/05      380,924,684.92       26     317437.2
11/25/05      366,990,294.62       27     305825.2
12/25/05      353,556,112.38       28     294630.1
01/25/06      340,604,343.81       29       283837
02/25/06      328,117,824.71       30     273431.5
03/25/06      316,079,998.86       31       263400
04/25/06      304,474,896.48       32     253729.1
05/25/06      293,287,113.51       33     244405.9
06/25/06      282,501,791.67       34     235418.2
07/25/06      272,104,599.09       35     226753.8
08/25/06      262,081,711.76       36     218401.4
09/25/06      252,419,795.57       37     210349.8
10/25/06      243,518,996.80       38     202932.5
11/25/06      234,932,056.79       39     195776.7
12/25/06      226,647,908.30       40     188873.3
01/25/07      218,655,874.32       41     182213.2
02/25/07      210,945,654.36       42       175788
03/25/07      203,507,311.13       43     169589.4
04/25/07      196,331,257.75       44     163609.4
05/25/07      189,408,245.39       45     157840.2
06/25/07      182,729,351.35       46     152274.5
07/25/07      176,285,967.56       47       146905
08/25/07      170,069,789.50       48     141724.8
09/25/07                   0       49            0
10/25/07                   0       50            0

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

MLCC2003-E-NASIO - PRICE/YIELD - X

Balance                   $973,305,000.00    Delay              24                 WAC          3.032699205
Coupon                    1                  Dated              8/1/2003           NET          1.36794
Settle                    8/28/2003          First Payment      9/25/2003          WAM          299

Price                     10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)
                                Yield            Yield               Yield              Yield
                1.69651              4.66              4.66               4.66               4.66
                1.69751              4.62              4.62               4.62               4.62
                1.69851              4.57              4.57               4.57               4.57
                1.69951              4.53              4.53               4.53               4.53
                1.70051              4.49              4.49               4.49               4.49
                1.70151              4.45              4.45               4.45               4.45
                1.70251              4.41              4.41               4.41               4.41
                1.70351              4.37              4.37               4.37               4.37
                1.70451              4.33              4.33               4.33               4.33
                1.70551              4.29              4.29               4.29               4.29
                1.70651              4.25              4.25               4.25               4.25
                1.70751              4.21              4.21               4.21               4.21
                1.70851              4.17              4.17               4.17               4.17
                1.70951              4.13              4.13               4.13               4.13
                1.71051              4.09              4.09               4.09               4.09
                1.71151              4.05              4.05               4.05               4.05
                1.71251              4.01              4.01               4.01               4.01
                1.71351              3.97              3.97               3.97               3.97
                1.71451              3.93              3.93               3.93               3.93
                1.71551              3.89              3.89               3.89               3.89
                1.71651              3.85              3.85               3.85               3.85

                    WAL              1.88              1.88               1.88               1.88
               Mod Durn             1.388             1.388              1.388              1.388
         Payment Window     Sep03 - Aug07     Sep03 - Aug07      Sep03 - Aug07      Sep03 - Aug07

              LIBOR_1MO               1.1               1.1                1.1                1.1
              LIBOR_6MO              1.12              1.12               1.12               1.12

Price                     30 CPR, Call (Y)   35 CPR, Call (Y)   40 CPR, Call (Y)   50 CPR, Call (Y)
                               Yield               Yield              Yield              Yield
                1.69651             4.66               4.66              -3.30             -24.70
                1.69751             4.62               4.62              -3.34             -24.74
                1.69851             4.57               4.57              -3.38             -24.78
                1.69951             4.53               4.53              -3.42             -24.82
                1.70051             4.49               4.49              -3.46             -24.85
                1.70151             4.45               4.45              -3.50             -24.89
                1.70251             4.41               4.41              -3.53             -24.93
                1.70351             4.37               4.37              -3.57             -24.97
                1.70451             4.33               4.33              -3.61             -25.01
                1.70551             4.29               4.29              -3.65             -25.05
                1.70651             4.25               4.25              -3.69             -25.08
                1.70751             4.21               4.21              -3.73             -25.12
                1.70851             4.17               4.17              -3.77             -25.16
                1.70951             4.13               4.13              -3.81             -25.20
                1.71051             4.09               4.09              -3.85             -25.24
                1.71151             4.05               4.05              -3.89             -25.27
                1.71251             4.01               4.01              -3.92             -25.31
                1.71351             3.97               3.97              -3.96             -25.35
                1.71451             3.93               3.93              -4.00             -25.39
                1.71551             3.89               3.89              -4.04             -25.42
                1.71651             3.85               3.85              -4.08             -25.46

                    WAL             1.88               1.88               1.68               1.29
               Mod Durn            1.388              1.388              1.439              1.477
         Payment Window    Sep03 - Aug07      Sep03 - Aug07      Sep03 - Aug07      Sep03 - Dec06

              LIBOR_1MO              1.1                1.1                1.1                1.1
              LIBOR_6MO             1.12               1.12               1.12               1.12

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.